EX99-906CERT


Registrant Name:         EAI Select Managers Equity Fund
File Number:             811-09112
Registrant CIK Number:   0001002403
Reporting Period:        June 30, 2003


                                  CERTIFICATION


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of EAI Select Managers Equity Fund, do hereby certify, to such officer's knowledge, that:

     The semi-annual report on Form N-CSR of EAI Select Managers Equity Fund for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of EAI Select Managers Equity Fund.


Dated: August 13, 2003                  /s/ Phillip N. Maisano
                                        ----------------------------------------
                                        Phillip N. Maisano
                                        Chief Executive Officer
                                        EAI Select Managers Equity Fund


Dated: August 13, 2003                  /s/ Peter P. Gwiazdowski
                                        ----------------------------------------
                                        Peter P. Gwiazdowski
                                        Chief Financial Officer
                                        EAI Select Managers Equity Fund


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to EAI Select Managers Equity Fund and will be retained by EAI Select Managers Equity Fund and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.